UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 9, 2011
WILLBROS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11953	30-0513080

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Post Oak Parkway, Suite 1000, Houston, Texas	77027

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 403-8000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On May 9, 2011, Willbros Group, Inc., a Delaware Corporation (the “Company”), publicly announced its intention to exit the Canadian cross-country pipeline construction market and liquidate its investment in the related business. The Company believes that the cyclical nature of cross-country pipeline construction activity in Canada, coupled with the increasingly competitive environment for such work, does not provide an atmosphere that will sustain an ongoing revenue stream for the Company with an acceptable return on capital and margins.
The Company will actively seek to sell the Canadian cross-country pipeline construction business or the assets associated with this business, with an expected completion date within one year. Accordingly, all related assets, liabilities and results of operations, which have previously been reported in continuing operations of the Company, will be reported as discontinued operations of the Company subsequent to the period ended March 31, 2011. To the extent any of the Canada cross-country pipeline construction assets are redeployed to other business units, the Company will consider the appropriate classification at that time.
The Company is filing this Current Report on Form 8-K to show the unaudited pro forma impact of the reclassification of the Canadian cross-country pipeline construction net assets and results of operations from continuing operations to discontinued operations on the consolidated balance sheets and consolidated statements of operations included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2011. The unaudited pro forma financial information is set forth as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.
This Current Report is being filed solely for the purpose described above. No attempt is being made to reflect subsequent information or events, or to modify or update disclosures in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 or Quarterly Report on Form 10-Q for the quarter ended March 31, 2011, except as described above. Accordingly, this Current Report should be read in conjunction with the Annual Report, the Quarterly Report and our other filings.
Item 9.01. Financial Statements and Exhibits.
(d) The following exhibit is filed herewith:
99 Company pro forma financial information.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLBROS GROUP, INC.
Date: May 10, 2011	By:	/s/ Van A. Welch
Van A. Welch
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99	Company pro forma financial information.

4